CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Kinder Morgan Energy Partners, L.P. (the "Company") on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 8, 2002          /s/ Richard D. Kinder
                               ________________________________________
                               Richard D. Kinder,
                               Chairman and Chief Executive Officer of Kinder Morgan Management, LLC, the delegate of Kinder Morgan G.P., Inc., the General Partner of Kinder Morgan Energy Partners, L.P.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Kinder Morgan Energy Partners, L.P. (the "Company") on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 8, 2002          /s/ C. Park Shaper
                                -------------------------------------
                                C. Park Shaper
                                Vice President and Chief Financial
                                Officer of Kinder Morgan
                                Management, LLC, the delegate of
                                Kinder Morgan G.P., Inc., the
                                General Partner of Kinder Morgan
                                Energy Partners, L.P.